SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 31, 2000

THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of	(Commission File	(I.R.S. employer

incorporation)	Number)	identification no.)

85 Broad Street		10004

New York, N.Y.

(Address of principal executive offices)		(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
SIGNATURE
Index to Exhibits
CONSENT OF PRICEWATERHOUSECOOPERS LLP
CONSOLIDATED FINANCIAL STATEMENTS
PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS

Item 5. Other Events.

      Reference is made to the Current Report on Form 8-K filed by The Goldman Sachs Group, Inc. (“GS Inc.”) with the Securities and Exchange Commission on November 15, 2000 in connection with the consummation of a combination of GS Inc. with SLK LLC and the amended Current Report on 8-K filed by GS Inc. with the SEC on January 16, 2001. Attached hereto as Exhibit 99.1 and Exhibit 99.2 are updated audited financial statements and pro forma financial information, respectively.

      The following documents are filed as Exhibits to this report:

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated Financial Statements of SLK LLC and subsidiaries as of and for the year ended September 30, 2000, together with report of PricewaterhouseCoopers LLP thereon.

99.2	Pro Forma Combined Condensed Statement of Earnings of GS Inc. and subsidiaries for the year ended November 24, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.

(Registrant)

Date: February 16, 2001	By: /s/ Dan H. Jester
Name: Dan H. Jester

Title: Vice President and Treasurer

Index to Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated Financial Statements of SLK LLC and subsidiaries as of and for the year ended September 30, 2000, together with report of PricewaterhouseCoopers LLP thereon.

99.2	Pro Forma Combined Condensed Financial Statements of GS Inc. and subsidiaries for the year ended November 24, 2000.